UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest reported)   January 20, 2004
                                           --------------------


                             American River Holdings
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                     0-31525                  68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     Of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California                95815
--------------------------------------------------------              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (916) 565-6100
                                                   ------------------










Page 1 of 7 Pages



The Index to Exhibits is on Page 3

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated January 20, 2004



Item 12. Results of Operations and Financial Condition.

         Registrant issued a press release dated January 20,2004 announcing fourth quarter and year-end 2003 financial results. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer





January 20, 2004

                                INDEX TO EXHIBITS


Exhibit No.                Description                                      Page
-----------                -----------                                      ----

   99.1                    Press release of American River                    4
                           Holdings dated January, 20, 2004









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